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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                    ----------------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) 12/19/96



                         WellPoint Health Networks Inc.
               (Exact Name of Registrant as Specified in Charter)



      California                      1-14340                   95-3760980
--------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission                (IRS Employer
     of Incorporation)              File Number)             Identification No.)


 21555 Oxnard Street, Woodland Hills, California                   91367
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code (818) 703-4000


                                 Not applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5.       OTHER EVENTS.


         On December 19, 1996, WellPoint Health Networks Inc. (the "Company") announced that its California health maintenance organization subsidiary, CaliforniaCare Health Plans ("CaliforniaCare"), had been awarded a one-year accreditation by the National Committee for Quality Assurance ("NCQA").

         On December 30, 1996, the Company also announced that CaliforniaCare had agreed to a dismissal of its lawsuit previously filed in the United States District Court for the District of Columbia against NCQA. CaliforniaCare's lawsuit had originally been filed in October 1995.

         Attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2 are the press releases issued by the Company with respect to the matters discussed above.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
              EXHIBITS.

         (c)  Exhibits

         Exhibit No.                Description
         -----------                -----------

         99.1 Press Release dated December 19, 1996, with respect to the award of accreditation to CaliforniaCare by NCQA.

         99.2 Press Release dated December 30, 1996, with respect to the dismissal of CaliforniaCare's lawsuit with NCQA.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   December 31, 1996


                                       WELLPOINT HEALTH NETWORKS INC.



                                       By:  /s/ THOMAS C. GEISER
                                          --------------------------------
                                       Name:    Thomas C. Geiser
                                       Title:   Executive Vice President



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                                  EXHIBIT INDEX


         Exhibit No.                Description
         -----------                -----------

         99.1 Press Release dated December 19, 1996, with respect to the award of a one-year accreditation to CaliforniaCare by NCQA.

         99.2 Press Release dated December 30, 1996, with respect to the dismissal of CaliforniaCare's lawsuit with NCQA.